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                                                                   Exhibit 10.1


         THIS AMENDMENT TO CREDIT FACILITY ("AMENDMENT"), dated as of March 10, 2000, is entered into between LOUISIANA-PACIFIC CANADA LTD., successor to Louisiana-Pacific Acquisition Inc. (the "BORROWER") and BANK OF AMERICA, N.A. (the "LENDER").

                                    RECITALS

         A. The Borrower and the Lender are party to the letter agreement dated September 8, 1999 (the "CREDIT FACILITY") pursuant to which the Lender has extended credit to the Borrower to help finance the acquisition of Le Groupe Forex, Inc.

         B. The Borrower has requested that the Lender extend the maturity date of the Credit Facility and agree to certain other amendments to the Credit Facility.

         C. The Lender is willing to extend the maturity date of the Credit Facility, and to amend the Credit Facility, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

             1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Facility.

             2.  AMENDMENTS TO CREDIT FACILITY.

                 (a) Section 1(c) of the Credit Facility shall be amended by deleting clause (i) in the first paragraph thereof and replacing it with the following new clause (i): "(i) (A) from and including the Closing Date through and including March 12, 2000, the Offshore Rate PLUS 0.575%, (B) from and including March 13, 2000 through and including June 30, 2000, the Offshore Rate PLUS 0.70% and (C) from and including July 1, 2000 through and including the Maturity Date, the Offshore Rate PLUS 1.00%; or".

                 (b) The definition of "Maturity Date" in Exhibit A of the Credit Facility shall be amended by deleting such definition in its entirely and replacing it with the following new definition:

                 "Maturity Date:  September 30, 2000."

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         3.  REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

             (a) No Default or Event of Default has occurred and is continuing.

             (b) The execution, delivery and performance by the Borrower of this
                 Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. This Amendment has been duly executed and delivered by the Borrower. The Credit Facility as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

             (c) All representations and warranties of the Borrower contained in the Credit Facility are true and correct.

             (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other person.

         4. EFFECTIVE DATE. This Amendment will become effective on the date upon which the Lender has received from the Borrower a duly executed original or facsimile of this Amendment, together with a duly executed original or facsimile Guarantor Acknowledgment and Consent in the form attached hereto.

         5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the execution and delivery by the Lender of this Amendment, shall not be deemed to create a course of dealing or otherwise obligate the Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

         6.  MISCELLANEOUS.

             (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Facility are and shall remain in full force and effect and all references therein to such Credit Facility shall henceforth refer to the Credit Facility as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Facility.

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             (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

             (c) This Amendment shall be governed by and construed in accordance with the law of the State of California (without regard to principles of conflicts of laws).

             (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

             (e) This Amendment, together with the Credit Facility, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 6(a) of the Credit Facility.

             (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Facility, respectively.

             (g) Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and any other document executed and delivered in connection herewith, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

             (h) Borrower represents and warrants to Lender that, after the effectiveness of the Credit Facility, Louisiana-Pacific Acquisition Inc. was duly wound up and dissolved with its assets distributed to, and liabilities assumed by, its sole shareholder, the Borrower, and that pursuant to such transaction Borrower acquired and assumed all of the rights, liabilities and obligations of Louisiana-Pacific Acquisition Inc. under the Credit Facility. Without in any way limiting the legal effect of the transaction described above, Borrower confirms that it assumes and will perform and observe all obligations of the "Borrower" under and as defined in the Credit Facility.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

                          LOUISIANA-PACIFIC CANADA LTD.


                          By: /s/ Curtis M. Stevens
                             ---------------------------------------------------

                          Title: Vice President, Treasurer and Chief
                                 Financial Officer
                                ------------------------------------------------


                          BANK OF AMERICA, N.A.


                          By: /s/ Michael Balok
                              --------------------------------------------------

                          Title: Managing Director
                                ------------------------------------------------




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                            GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT

         The undersigned, a guarantor with respect to the Borrower's obligations to the Lender under the Credit Facility, hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Amendment to Credit Facility ("AMENDMENT"), and (ii) reaffirms and agrees that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Lender in connection with the Credit Facility are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)



                                   LOUISIANA-PACIFIC CORPORATION


Dated: March 10, 2000               By: /s/ Curtis M. Stevens
      -----------------------          -----------------------------------------


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